UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

June 26, 2009

Date of Report
 (Date of earliest event reported)

CS Financing Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-1343504	20-3345780

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

21 Tamal Vista Blvd., Suite 230, Corte Madera, California 94925

(Address of Principal Executive Offices)           (ZIP Code)

Registrant’s telephone number, including area code: (415) 927-7302

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 – Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of certain Officers.

On June 25, 2009, registrant confirmed the resignation of D. Mark Brosche as a Director of Registrant, effective June 19, 2009.  Mr. Brosche was a member of the Board of Directors’ Audit and Compensation Committees.  Mr. Brosche did not state any reason for his resignation.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CS FINANCING CORPORATION

Date: June 26, 2009	By:	/s/ Timothy R. Redpath

TIMOTHY R. REDPATH, Chief Executive Officer, Treasurer and Secretary of the Company